SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported) : October 22, 2001

     CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORPORATION, (as depositor under the Pooling and Servicing Agreement, dated June 1, 2001, providing for the issuance of FNT Mortgage-Backed Pass-Through Certificates, Series FNT 2001-2).


          CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORPORATION
             (Exact name of registrant as specified in its charter)


          Delaware                    333-61840-14                 13-3320910
     (State or other          (Commission File Number)       (IRS Employer
     jurisdiction of                                       Identification No.)
     incorporation)


11 Madison Avenue
New York, New York                                              10010
(Address of principal executive offices)                       (Zip Code)


       Registrant's telephone number, including area code : (212) 325-2000

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.    Other Events.

     This  report  and  the  attached   exhibits  is  being  filed  pursuant  to
"no-action"  positions  taken by the  Securities  and Exchange  Commission  with respect to alternative means of satisfying the Registrant's reporting obligations under the Securities Exchange Act of 1934, as amended, with respect to the Registrant's FNT Mortgage-Backed Pass-Through Certificates, Series FNT 2001-2 (the "Certificates"). The Certificates were issued, and this report and exhibits is being filed, pursuant to the terms of the Pooling and Servicing Agreement, dated as of June 1, 2001 ( the "Agreement"), among Credit Suisse First Boston Mortgage Securities Corp., as Depositor, DLJ Mortgage Capital Inc., as Seller, First Nationalwide Mortgage Corporation and Washington Mutual Mortgage Securities as Sellers and Servicers, Chase Manhattan Mortgage Corporation as Servicer, and Vesta Servicing L.P. as Special Servicer, Bank One National Association, as Trustee, and The Chase Manhattan Bank, as Trust Administrator. On October 22, 2001 and October 25, 2001 distributions were made to the Certificateholders. Specific information with respect to these distributions is filed as Exhibits 99.1 and 99.2. No other reportable transactions or matters have occurred during the current reporting period.

Item 7.    Financial Statements and Exhibits.

           (a)   Not applicable

           (b)   Not applicable

           (c)   The following exhibits are filed as part of this report:

                 FNT Mortgage-Backed Pass-Through Certificates, Series 2001-2A Statement to Certificateholders on October 22, 2001, as Exhibit 99.1.

                 FNT Mortgage-Backed Pass-Through Certificates, Series 2001-2B Statement to Certificateholders on October 25, 2001, as Exhibit 99.2.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     THE CHASE MANHATTAN BANK,
                                     not in its individual capacity but solely as Trust Administrator under the Agreement referred to herein


Date:  January 4, 2002            By:    /s/  Thomas Britt
                                        ------------------------------------
                                        Thomas Britt
                                        Trust Officer

INDEX TO EXHIBITS


Exhibit
 Number                  Description of Exhibits

99.1 FNT Mortgage-Backed Pass-Through Certificates, Series 2001-2A Statement to Certificateholders
                 October 22, 2001

99.2 FNT Mortgage-Backed Pass-Through Certificates, Series 2001-2B Statement to Certificateholders
                 October 25, 2001

                                  Exhibit 99.1
        FNT Mortgage-Backed Pass-Through Certificates, Series 2001-2A
                         Statement to Certificateholders
                                October 22, 2001


            FNT Mortgage-Backed Pass-Through Certificates, Series 2001-2A
                          STATEMENT TO CERTIFICATEHOLDERS
                                   October 22, 2001

-----------------------------------------------------------------------------------------------------------------------------------
                                             DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
                ORIGINAL        BEGINNING                                                                                 ENDING
                    FACE         PRINCIPAL                                               REALIZED       DEFERRED        PRINCIPAL
CLASS              VALUE          BALANCE      PRINCIPAL   INTEREST        TOTAL         LOSSES         INTEREST        BALANCE
----------------------------------------------------------------------------------------------------------------------------------
IA1         139,245,000.00     138,792,208.17    387,324.67     780,706.17   1,168,030.84   0.00      0.00      138,404,883.50
IAP               2,929.20           2,919.62          3.32           0.00           3.32   0.00      0.00            2,916.30
IB1           2,525,310.00       2,519,355.49      2,016.21      14,171.37      16,187.58   0.00      0.00        2,517,339.28
IB2           1,082,230.00       1,079,678.17        864.05       6,073.19       6,937.24   0.00      0.00        1,078,814.12
IB3             721,490.00         719,788.78        576.04       4,048.81       4,624.85   0.00      0.00          719,212.74
IB4             144,290.00         143,949.78        115.20         809.72         924.92   0.00      0.00          143,834.58
IB5             288,590.00         287,909.52        230.41       1,619.49       1,849.90   0.00      0.00          287,679.11
IB6             288,630.52         287,949.95        230.44       1,619.72       1,850.16   0.00      0.00          287,719.51
TOTALS      144,298,469.72     143,833,759.48    391,360.34     809,048.47   1,200,408.81   0.00      0.00      143,442,399.14

IAX             371,283.53         370,451.43          0.00       2,083.79       2,083.79   0.00      0.00          316,883.01
----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------  -------------------------------------
             FACTOR INFORMATION PER $1,000 OF ORIGINAL FACE                                           PASS-THROUGH RATES
-----------------------------------------------------------------------------------------  -------------------------------------

                        BEGINNING                                                  ENDING                         PASS-THRU
CLASS     CUSIP         PRINCIPAL        PRINCIPAL     INTEREST        TOTAL      PRINCIPAL          CLASS          RATE
-------------------------------------------------------------------------------------------  ------------------------------------
IA1    30253MAA0   996.74823635   2.78160559       5.60670882     8.38831441    993.96663076      IA1                 6.750000 %
IAP    30253MAZ5   996.72948245   1.13341527       0.00000000     1.13341527    995.59606719      IAP                 0.000000 %
IB1    30253MAR3   997.64206771   0.79840099       5.61173480     6.41013579    996.84366672      IB1                 6.750000 %
IB2    30253MAS1   997.64206315   0.79839775       5.61173688     6.41013463    996.84366539      IB2                 6.750000 %
IB3    30253MAT9   997.64207404   0.79840330       5.61173405     6.41013735    996.84367074      IB3                 6.750000 %
IB4    30253MBB7   997.64210964   0.79839213       5.61175411     6.41014623    996.84371751      IB4                 6.750000 %
IB5    30253MBC5   997.64205274   0.79839911       5.61173291     6.41013202    996.84365363      IB5                 6.750000 %
IB6    30253MBD3   997.64207195   0.79839097       5.61174196     6.41013293    996.84368098      IB6                 6.750000 %
TOTALS             996.77952066   2.71215863       5.60677096     8.31892959    994.06736203
IAX    30253MAX0   997.75885561   0.00000000       5.61239546     5.61239546    853.47984598      IAX                 6.750000 %
---------------------------------------------------------------------------------------------  ------------------------------------


If there are any questions or problems with this statement, please contact the Administrator listed below:

                     ---------------------------------------
                                  Thomas Britt
             The Chase Manhattan Bank - Structured Finance Services
                            450 West 33 St, 14th floor
                            New York, New York 10001
                              Tel: (212) 946-3228
                              Fax: (212) 946-8302
                         Email: Thomas.Britt@chase.com
                     ---------------------------------------


                                      -6-


                         FNT Mortgage-Backed Pass-Through Certificates, Series 2001-2A

                                           STATEMENT TO CERTIFICATEHOLDERS
                                                October 22, 2001


Sec. 6.02(a)(iii)    Aggregate Amount of Principal Prepayments                                          276,251.98
                     Aggregate Amount of Repurchase Proceeds                                                 0.00
                     Aggregate Amount of Liquidation Proceeds                                                0.00
                     Aggregate Amount of Prepayment Penalties                                                0.00

Sec. 6.02(a)(iv)     Aggregate Servicer Advances                                                             0.00

Sec. 6.02(a)(v)      Number of Outstanding Mortgage Loans                                                     353
                     Ending Principal Balance of Outstanding Mortgage Loans                        143,442,399.13

Sec. 6.02(a)(vi)     Aggregate Amount of Servicing Fees                                                 63,232.50

Sec. 6.02(a)(vii)    Number and Aggregate Principal Amounts of Mortgage Loans in Delinquency

                       Group 1

                      Category         Number    Principal Balance  Percentage
                      1 Month             0              0.00          0.00 %
                      2 Month             0              0.00          0.00 %
                      3 Month             0              0.00          0.00 %
                       Total              0              0.00          0.00 %


                     Number and Aggregate Principal Amounts of Mortgage Loans in Foreclosure

                       Group 1

                        Number      Principal Balance     Percentage
                             0                    0.00                  0.00 %

Sec. 6.02(a)(viii)   Aggregate Number of REO Loans                                                             0
                     Aggregate Balance of REO Loans                                                         0.00

Sec. 6.02(a)(ix)     Aggregate Recovered Advances for Current Period                                        0.00

Sec. 6.02(a)(x)      Credit Support Information Based Upon Beginning Balances
                     Class A Percentage                                                                96.49691 %
                     Class B Percentage                                                                3.50309 %
                     Class A Principal Balance                                                     138,795,127.79
                     Class B Principal Balance                                                       5,038,631.69
                     NON-PO Class A Percentage                                                          96.49683 %
                     NON-PO Class A Prepayment Percentage                                              100.00000 %
                     IB1 Credit Support                                                                     1.75 %
                     IB2 Credit Support                                                                     1.00 %
                     IB3 Credit Support                                                                     0.50 %
                     IB4 Credit Support                                                                     0.40 %
                     IB5 Credit Support                                                                     0.20 %

Sec. 6.02(a)(x)      Credit Support Information Based Upon Ending Balances
                     Class A Percentage                                                                 96.49016 %
                     Class B Percentage                                                                  3.50984 %
                     Class A Principal Balance                                                      138,407,799.80
                     Class B Principal Balance                                                        5,034,599.34
                     NON-PO Class A Percentage                                                           96.49009 %
                     NON-PO Class A Prepayment Percentage                                              100.00000 %
                     IB1 Credit Support                                                                     1.75 %
                     IB2 Credit Support                                                                     1.00 %
                     IB3 Credit Support                                                                     0.50 %
                     IB4 Credit Support                                                                     0.40 %
                     IB5 Credit Support                                                                     0.20 %

Sec. 6.02(a)(xi)     Current Realized Losses                                                                0.00
                     Cumulative Realized Losses                                                             0.00

Sec. 6.02(a)(xiv)    Compensating Interest Shortfall                                                        0.00


                                      -7-


                                  Exhibit 99.2
        FNT Mortgage-Backed Pass-Through Certificates, Series 2001-2B
                         Statement to Certificateholders
                                October 25, 2001







                                      -8-


          FNT Mortgage-Backed Pass-Through Certificates, Series 2001-2B
                       STATEMENT TO CERTIFICATEHOLDERS
                                October 25, 2001

-----------------------------------------------------------------------------------------------------------------------------------
                                             DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
                ORIGINAL        BEGINNING                                                                                 ENDING
                    FACE         PRINCIPAL                                               REALIZED       DEFERRED        PRINCIPAL
CLASS              VALUE          BALANCE      PRINCIPAL   INTEREST        TOTAL         LOSSES         INTEREST        BALANCE
----------------------------------------------------------------------------------------------------------------------------------
IIA1     50,999,930.00    46,884,572.92    1,519,203.56     253,958.10    1,773,161.66       0.00       0.00       45,365,369.36
IIA3      2,450,000.00     2,450,000.00            0.00      14,291.67       14,291.67       0.00       0.00        2,450,000.00
IIA4      4,098,670.00     4,098,670.00            0.00      23,908.91       23,908.91       0.00       0.00        4,098,670.00
IIA5      1,798,000.00     1,798,000.00            0.00      10,488.33       10,488.33       0.00       0.00        1,798,000.00
IIA6      2,040,000.00     2,040,000.00            0.00      11,900.00       11,900.00       0.00       0.00        2,040,000.00
IIIA1    67,369,500.00    64,413,880.01    1,050,751.12     375,747.63    1,426,498.75       0.00       0.00       63,363,128.89
IVA1     54,589,690.00    48,086,067.95      401,310.91     260,466.20      661,777.11       0.00       0.00       47,684,757.04
IVA2      1,420,000.00     1,420,000.00            0.00       8,875.00        8,875.00       0.00       0.00        1,420,000.00
IVA3     10,105,220.00    10,105,220.00            0.00      63,157.63       63,157.63       0.00       0.00       10,105,220.00
IVA4     54,589,690.00    48,086,067.95      401,310.91     140,375.97      541,686.88       0.00       0.00       47,684,757.04
IVA5      2,183,600.00     2,183,600.00            0.00      13,647.50       13,647.50       0.00       0.00        2,183,600.00
CB1       2,311,800.00     2,307,266.88        1,519.38      13,928.55       15,447.93       0.00       0.00        2,305,747.50
CB2       1,155,840.00     1,153,573.55          759.65       6,963.91        7,723.56       0.00       0.00        1,152,813.90
CB3         642,130.00       640,870.87          422.03       3,868.82        4,290.85       0.00       0.00          640,448.84
CB4         385,280.00       384,524.52          253.22       2,321.30        2,574.52       0.00       0.00          384,271.30
CB5         256,850.00       256,346.35          168.81       1,547.52        1,716.33       0.00       0.00          256,177.54
CB6         385,306.62       384,551.08          253.23       2,321.46        2,574.69       0.00       0.00          384,297.85
CAP          72,848.00        71,562.09           54.85           0.00           54.85       0.00       0.00           71,507.24
AR              100.00             0.00            0.00           0.00            0.00       0.00       0.00                0.00
TOTALS  256,854,454.62   236,764,774.17    3,376,007.67   1,207,768.50    4,583,776.17       0.00       0.00      233,388,766.50

IIA2      3,642,852.14     3,348,898.06            0.00      19,535.24       19,535.24       0.00       0.00        3,240,383.52
IVA6     54,589,690.00    48,086,067.95            0.00     200,384.76      200,384.76       0.00       0.00       47,684,757.04
CAX       4,318,926.13     3,858,606.96            0.00      22,351.17       22,351.17       0.00       0.00        3,765,654.68

--------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------  -------------------------------------
             FACTOR INFORMATION PER $1,000 OF ORIGINAL FACE                                           PASS-THROUGH RATES
-----------------------------------------------------------------------------------------  ------------------------------------

                        BEGINNING                                                  ENDING                         PASS-THRU
CLASS     CUSIP         PRINCIPAL        PRINCIPAL     INTEREST        TOTAL      PRINCIPAL          CLASS          RATE
-------------------------------------------------------------------------------------------  ----------------------------------
IIA1    30253MAB8       919.30661317   29.78834598   4.97957742     34.76792341    889.51826718        IIA1           6.500000 %
IIA3    30253MAD4     1,000.00000000    0.00000000   5.83333469      5.83333469  1,000.00000000        IIA3           7.000000 %
IIA4    30253MAE2     1,000.00000000    0.00000000   5.83333374      5.83333374  1,000.00000000        IIA4           7.000000 %
IIA5    30253MAF9     1,000.00000000    0.00000000   5.83333148      5.83333148  1,000.00000000        IIA5           7.000000 %
IIA6    30253MAG7     1,000.00000000    0.00000000   5.83333333      5.83333333  1,000.00000000        IIA6           7.000000 %
IIIA1   30253MAH5       956.12821841   15.59683714   5.57741456     21.17425170    940.53138126        IIIA1          7.000000 %
IVA1    30253MAJ1       880.86354676    7.35140482   4.77134419     12.12274900    873.51214194        IVA1           6.500000 %
IVA2    30253MAK8     1,000.00000000    0.00000000   6.25000000      6.25000000  1,000.00000000        IVA2           7.500000 %
IVA3    30253MAL6     1,000.00000000    0.00000000   6.25000049      6.25000049  1,000.00000000        IVA3           7.500000 %
IVA4    30253MAM4       880.86354676    7.35140482   2.57147403      9.92287884    873.51214194        IVA4           3.211250 %
IVA5    30253MAN2     1,000.00000000    0.00000000   6.25000000      6.25000000  1,000.00000000        IVA5           7.500000 %
CB1     30253MAU6       998.03913833    0.65722813   6.02498053      6.68220867    997.38191020        CB1            7.244180 %
CB2     30253MAV4       998.03913171    0.65722764   6.02497751      6.68220515    997.38190407        CB2            7.244180 %
CB3     30253MAW2       998.03913538    0.65723452   6.02497937      6.68221388    997.38190086        CB3            7.244180 %
CB4     30253MBE1       998.03914037    0.65723630   6.02496885      6.68220515    997.38190407        CB4            7.244180 %
CB5     30253MBF8       998.03912790    0.65723185   6.02499513      6.68222698    997.38189605        CB5            7.244180 %
CB6     30253MBG6       998.03912012    0.65721684   6.02496786      6.68218470    997.38190327        CB6            7.244180 %
CAP     30253MBA9       982.34803975    0.75293762   0.00000000      0.75293762    981.59510213        CAP            0.000000 %
AR      30253MAQ5         0.00000000    0.00000000   0.00000000      0.00000000      0.00000000        AR             7.000000 %
TOTALS                  921.78574251   13.14366019   4.70215127     17.84581146    908.64208232

IIA2    30253MAC6       919.30661232    0.00000000   5.36262227      5.36262227    889.51826631        IIA2           7.000000 %
IVA6    30253MAP7       880.86354676    0.00000000   3.67074369      3.67074369    873.51214194        IVA6           5.288750 %
CAX     30253MAY8       893.41814235    0.00000000   5.17516839      5.17516839    871.89606088        CAX            7.000000 %

-----------------------------------------------------------------------------------------------  ----------------------------------

If there are any questions or problems with this statement, please contact the Administrator listed below:

                     ---------------------------------------
                                  Thomas Britt
             The Chase Manhattan Bank - Structured Finance Services
                            450 West 33 St, 14th floor
                            New York, New York 10001
                              Tel: (212) 946-3228
                              Fax: (212) 946-8302
                         Email: Thomas.Britt@chase.com
                     ---------------------------------------
                                      -9-


          FNT Mortgage-Backed Pass-Through Certificates, Series 2001-2B
                       STATEMENT TO CERTIFICATEHOLDERS
                                October 25, 2001


Please note: The Class IVA4 bond is receiving an additional $11,695.65 in interest.
$11,544.57 and $151.07 decrease classes IVA6 and CAX interest amounts, respectively.
This is due to incorrect interest payments on both August and September Distribution dates.


Scheduled Payments and Principal Prepayments
                        Group 2 Scheduled Principal                                                              41,439.76
                        Group 2 Unscheduled Principal                                                         1,478,649.02

                        Group 3 Scheduled Principal                                                              46,041.60
                        Group 3 Unscheduled Principal                                                         1,005,699.17

                        Group 4 Scheduled Principal                                                              68,440.48
                        Group 4 Unscheduled Principal                                                           735,731.15

Fees and Advances

                        Grp 2 Servicing Fees                                                                     12,191.95
                        Grp 2 WMMSC Sub-Servicer Fees                                                             2,438.39
                        Grp 2 PMI Fees                                                                                0.00
                        Grp 2 GEMICO Fees                                                                        12,348.72
                        Grp 2 Total Fees                                                                         44,103.21

                        Grp 3 Servicing Fees                                                                     15,170.41
                        Grp 3 WMMSC Sub-Servicer Fees                                                                 0.00
                        Grp 3 PMI Fees                                                                              871.15
                        Grp 3 GEMICO Fees                                                                        13,662.30
                        Grp 3 Total Fees                                                                         51,823.14

                        Grp 4 Servicing Fees                                                                     23,474.02
                        Grp 4 WMMSC Sub-Servicer Fees                                                                 0.00
                        Grp 4 PMI Fees                                                                              871.15
                        Grp 4 GEMICO Fees                                                                        24,196.94
                        Grp 4 Total Fees                                                                        100,501.88

                        Total Chase Servicing Fees                                                                4,154.01

                        Grp 2 Current Advances                                                                        0.00

                        Grp 3 Current Advances                                                                  477,659.51

                        Grp 4 Current Advances                                                                  892,987.33

Group 2 Loan Information
                        Principal Balance                                                                57,001,259.73
                        Loan Count                                                                                 140
                        Aggregate Amount of Prepayment                                                    1,478,649.02
                        Aggregate Amount of Repurchases                                                           0.00
                        Aggregate Amount of Realized Losses For Current Period                                    0.00
                        Aggregate Amount of Recoveries For Current Period                                         0.00
                        Cumulative Amount of Realized Losses                                                      0.00

Group 3 Loan Information
                        Principal Balance                                                                64,765,243.68
                        Loan Count                                                                                 160
                        Aggregate Amount of Prepayment                                                    1,005,699.17
                        Aggregate Amount of Repurchases                                                           0.00
                        Aggregate Amount of Realized Losses For Current Period                                    0.00
                        Aggregate Amount of Recoveries For Current Period                                         0.00
                        Cumulative Amount of Realized Losses                                                      0.00

Group 4 Loan Information
                        Principal Balance                                                               111,622,275.11
                        Loan Count                                                                                 285
                        Aggregate Amount of Prepayment                                                      735,731.15
                        Aggregate Amount of Repurchases                                                           0.00
                        Aggregate Amount of Realized Losses For Current Period                                    0.00
                        Aggregate Amount of Recoveries For Current Period                                         0.00
                        Cumulative Amount of Realized Losses                                                      0.00






                                      -10-


          FNT Mortgage-Backed Pass-Through Certificates, Series 2001-2B
                       STATEMENT TO CERTIFICATEHOLDERS
                                October 25, 2001


Number and Aggregate Principal Amounts of Mortgage Loans in Delinquency

            Group 2
                       Number of Loans 1 Month Delinquent                                         3
                       Balance of Loans 1 Month Delinquent                             1,763,942.33

                       Number of Loans 2 Months Delinquent                                        0
                       Balance of Loans 2 Month Delinquent                                     0.00

                       Number of Loans 3+ Months Delinquent                                       0
                       Balance of Loans 3+ Month Delinquent                                    0.00

                         Total Group 2 Loans Delinquent                                           3
                         Balance of Group 2 Loans Delinquent                           1,763,942.33

            Group 3
                       Number of Loans 1 Month Delinquent                                        12
                       Balance of Loans 1 Month Delinquent                             5,121,667.20

                       Number of Loans 2 Months Delinquent                                        0
                       Balance of Loans 2 Month Delinquent                                     0.00

                       Number of Loans 3+ Months Delinquent                                       0
                       Balance of Loans 3+ Month Delinquent                                    0.00

                         Total Group 3 Number of Loans Delinquent                                12
                         Balance of Group 3 Loans Delinquent                           5,121,667.20

            Group 4
                       Number of Loans 1 Month Delinquent                                        18
                       Balance of Loans 1 Month Delinquent                             6,376,800.39

                       Number of Loans 2 Months Delinquent                                        3
                       Balance of Loans 2 Month Delinquent                             1,137,261.45

                       Number of Loans 3+ Months Delinquent                                       3
                       Balance of Loans 3+ Month Delinquent                            1,704,708.25

                         Total Group 4 Number of Loans Delinquent                                24
                         Balance of Group 4 Loans Delinquent                           9,218,770.09



Number and Aggregate Principal Amounts of Mortgage Loans in Foreclosure

            Group 2
                      Number of Loans in Foreclosure                                              0
                      Balance of Group 2 Loans in Foreclosure                                  0.00

            Group 3
                      Number of Loans in Foreclosure                                              0
                      Balance of Group 3 Loans in Foreclosure                                  0.00

            Group 4
                      Number of Loans in Foreclosure                                              0
                      Balance of Group 4 Loans in Foreclosure                                  0.00


  Number and Aggregate Principal Amounts of REO Loans

            Group 2
                      Number of REO Loans                                                         0
                      Balance of Group 2 REO Loans                                             0.00

            Group 3
                      Number of REO Loans                                                         0
                      Balance of Group 3 REO Loans                                             0.00

            Group 4
                      Number of REO Loans                                                         0
                      Balance of Group 4 REO Loans                                             0.00

